UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

PROVECTUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders, which will be held on Monday, December 16, 2013 at 4:00 p.m. Eastern Standard Time at the law offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the special meeting.

Regardless of whether you plan to attend the special meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. I look forward to personally meeting all stockholders who are able to attend the special meeting.

Peter R. Culpepper

Chief Financial Officer, Chief Operating Officer

and Secretary

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2013

To the Stockholders of Provectus Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of Stockholders (the “Special Meeting”) of Provectus Pharmaceuticals, Inc. (“Provectus” or the “Company”) will be held on Monday, December 16, 2013 at 4:00 p.m. Eastern Standard Time at the law offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919. The Special Meeting is being held for the following purposes:

1.	To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to change our name from Provectus Pharmaceuticals, Inc. to Provectus Biopharmaceuticals, Inc.

2.	To approve the reincorporation of Provectus from the State of Nevada to the State of Delaware pursuant to a plan of conversion.

Stockholders also may transact any other business that properly comes before the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.

Only stockholders of record as of the close of business on November 8, 2013 will be entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on December 16, 2013. This Proxy Statement is available at http://www.pvct.com/annual_reports.html.

By order of our Board of Directors,

Peter R. Culpepper

Secretary

November 15, 2013

Knoxville, Tennessee

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2013

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Pharmaceuticals, Inc. (“we,” “us,” “Provectus,” or the “Company”), for a special meeting of stockholders and any adjournment thereof (the “Special Meeting”). The Special Meeting will be held on Monday, December 16, 2013, beginning at 4:00 p.m. Eastern Time at the law offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee.

We are mailing this proxy statement, together with a form of proxy, on or about November 15, 2013.

At the Special Meeting our stockholders will vote on (1) a proposal to approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to change our name from Provectus Pharmaceuticals, Inc. to Provectus Biopharmaceuticals, Inc. and (2) a proposal to approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion. The proposals are set forth in the accompanying Notice of Special Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO PROVECTUS BIOPHARMACEUTICALS, INC. AND “FOR” THE PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF DELAWARE.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Peter R. Culpepper and Craig Dees – to vote as proxy all your shares of our common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock and otherwise to act on your behalf at the Special Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

What are the purposes of the Special Meeting?

At the Special Meeting, stockholders will act upon the following matters:

1.

PROPOSAL TO APPROVE THE NAME CHANGE. To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to change our name from Provectus Pharmaceuticals, Inc. to Provectus Biopharmaceuticals, Inc.

2.	PROPOSAL TO APPROVE THE REINCORPORATION. To approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion.

Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the Special Meeting, although our Board of Directors knows of no such other business to be presented.

Who is entitled to vote?

Only stockholders of record at the close of business on November 8, 2013, the record date for the Special Meeting, are entitled to receive notice of the Special Meeting and to vote the shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock that they held on the record date. Each outstanding share of common stock, par value $.001 per share, 8% convertible preferred stock, par value $.001 per share, and Series A 8% convertible preferred stock, par value $.001 per share, entitles its holder to cast one vote on each matter to be voted on at the Special Meeting. The shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock will vote together as a single class. No holder of any of the Company’s equity securities is entitled to vote as a separate class.

Am I entitled to vote if my shares are held in “street name?”

If you are the beneficial owner of shares held in “street name” by a brokerage firm, bank, or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. The proposal to approve and adopt an amendment to our Restated Articles of Incorporation to change our name to Provectus Biopharmaceuticals, Inc. is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you. The proposal to approve the reincorporation of the Company to the State of Delaware is a non-discretionary item for which a nominee will not have discretion to vote in the absence of voting instructions from you.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock outstanding on the record date will constitute a quorum. As of the record date, there were 143,365,096 outstanding shares of common stock, 700,000 outstanding shares of 8% convertible preferred stock and 1,658,334 outstanding shares of Series A 8% convertible preferred stock, for a total of 145,723,430 shares of stock outstanding. Shares held by stockholders present at the Special Meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the Special Meeting.

What happens if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock present in person or represented by proxy at the Special Meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card or vote in person at the Special Meeting. If you hold your shares in a brokerage account or in “street name” and you wish to vote at the Special Meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a “street name” stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although your attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What is the Board’s recommendation?

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to approve and adopt an amendment to our Restated Articles of Incorporation to change the Company’s name to Provectus Biopharmaceuticals, Inc. and “FOR” the proposal to approve the reincorporation of the Company to the State of Delaware.

What happens if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposal to approve and adopt an amendment to our Restated Articles of Incorporation to change the Company’s name to Provectus Biopharmaceuticals, Inc. and “FOR” the proposal to approve the reincorporation of the Company to the State of Delaware.

Will any other business be conducted at the Special Meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the Special Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

The amendment to our Restated Articles of Incorporation to change our name to Provectus Biopharmaceuticals, Inc. will be approved if a majority of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, are voted in favor of the amendment. Our reincorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) will be approved if a majority of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, are voted in favor of the Reincorporation. Holders of 8% convertible preferred stock and Series A 8% convertible preferred stock will be entitled to cast one vote on each matter to be voted at the 2013 annual meeting and will not vote as a separate class.

How will Abstentions and Broker Non-Votes be Treated?

In the case of an abstention on the proposals, your shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock would be included in the number of shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock would be voted but not in favor of the proposals, your abstention would have the same effect as a negative vote in determining the outcome of the vote with respect to both of the proposals.

Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. The proposal to approve and adopt an amendment to our Restated Articles of Incorporation to change the Company’s name to Provectus Biopharmaceuticals, Inc. is a discretionary item on which your nominee will be entitled to vote your shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, even in the absence of instructions from you. Accordingly, there will not be broker non-votes with regard to Proposal No. 1. A broker non-vote, being shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock not entitled to vote, will have the effect of a vote “against” on Proposal No. 2, the Reincorporation of the Company to the State of Delaware.

Why is Provectus proposing to reincorporate in Delaware?

We believe that Reincorporation in Delaware will give us more flexibility, clarity and predictability with respect to our corporate governance. Generally, the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. In addition, Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, which we believe will facilitate corporate governance by our officers and directors.

How will the Reincorporation be accomplished, and what will the effects be on Provectus?

We are incorporated in Nevada and, as such, our corporation is currently governed by Nevada law. As a result of the Reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The Reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the Secretary of State of the State of Nevada articles of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the articles of conversion, the certificate of conversion and certificate of incorporation will be substantially in the forms appended to this proxy statement as Appendix A, Appendix B, Appendix C and Appendix D, respectively. Approval of the Reincorporation will also constitute approval of the forms of each of the foregoing documents.

In the Reincorporation, each outstanding share of our common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock will automatically be converted into one share of common stock, 8% convertible preferred stock or Series A 8% convertible preferred stock, as applicable, of Provectus Biopharmaceuticals, Inc., the Delaware corporation into which we will be deemed converted upon completion of the Reincorporation (“Provectus-Delaware”). Outstanding options and warrants to purchase shares of our common stock and other equity awards relating to our common stock likewise will become options and warrants, as applicable, to purchase the same number of shares of common stock or equity awards, as applicable, of Provectus-Delaware, with no change in the exercise price or other terms or provisions of the options, warrants or equity awards. Your proportional percentage ownership of Provectus will remain unchanged and will not be affected in any way by the Reincorporation.

The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

How will the Reincorporation affect my rights as a stockholder?

Your rights as a stockholder currently are governed by Nevada law and the provisions of our Restated Articles of Incorporation, as amended, and our bylaws. As a result of the Reincorporation, you will become a stockholder of Provectus-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the bylaws of Provectus-Delaware, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal No. 2 – Approval of the Reincorporation of the Company to the State of Delaware – Comparison of Stockholders’ Rights Before and After the Reincorporation.” Forms of Provectus-Delaware’s Certificate of Incorporation and bylaws are appended to this proxy statement as Appendix D and Appendix G, respectively.

Are dissenters’ rights available in connection with the Reincorporation?

Yes. Holders of shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares or such other percentage as the board determines is advisable and in the best interest of the stockholder, will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS (as hereinafter defined). If dissenters’ rights are exercised for more than 0.1% of our outstanding shares, however, our Board of Directors may decide not to proceed with the Reincorporation. The procedures with which the Company’s stockholders must comply in order to exercise dissenters’ rights are discussed and summarized in this proxy statement under “Proposal No. 2 – Approval of the Reincorporation of the Company to the State of Delaware – Dissenters’ Rights.”

Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the Reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of Provectus-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Provectus-Delaware, and if you do so, it will be at your own cost.

What are the tax consequences of the Reincorporation to me?

The Reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to the Provectus-Delaware common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock received by you pursuant to the Reincorporation as you have in the shares of our common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock held by you as of immediately prior to the time the Reincorporation is consummated.

What is the effect of not obtaining the required vote for approval of the Reincorporation?

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

If dissenters’ rights are exercised for more than 0.1% of our outstanding shares, however, our Board of Directors may decide not to proceed with the Reincorporation. The procedures with which the Company’s stockholders must comply in order to exercise dissenters’ rights are discussed and summarized in this proxy statement under “Proposal No. 2 – Approval of the Reincorporation of the Company to the State of Delaware – Dissenters’ Rights.”

Who is the solicitation agent in connection with the Special Meeting?

We have engaged Morrow & Co., LLC to assist us in the solicitation of proxies for the Special Meeting. If you have any questions or require assistance in voting your shares of common stock, 8% convertible preferred stock or Series A 8% convertible preferred stock, please call:

Morrow & Co., LLC

470 West Avenue – 3rd Floor

Stamford, CT 06902

Banks and Brokerage Firms, please call (203) 658-9400

Stockholders, please call toll free (800) 461-0945

STOCK OWNERSHIP

The following table provides information about the beneficial ownership of common stock as of September 30, 2013, by each of our directors and executive officers and all of our directors and officers as a group. With the exception of Dr. Wachter, we do not believe any person beneficially owns more than 5% of our outstanding common stock.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)

Directors and Executive Officers:
H. Craig Dees	6,047,859	(4)	4.2%
Peter R. Culpepper	4,708,332	(5)	3.3%
Timothy C. Scott	6,005,966	(6)	4.2%
Eric A. Wachter	7,889,017	(7)	5.5%
Alfred E. Smith IV	150,000	(8)	*
Kelly M. McMasters	300,000	(9)	*
Jan Koe	1,186,300	(10)	*
All directors and executive officers as a group (7 persons)	26,287,474	(11)	16.8%

*	Less than 1% of the outstanding shares of common stock.

(1)	If no address is given, the named individual is an officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Knoxville, TN 37931.

(2)

Shares of common stock that a person has the right to acquire within 60 days of September 30, 2013 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of September 30, 2013, there were 139,974,331 shares of common stock issued and outstanding.

(4)	Dr. Dees’ beneficial ownership includes 4,550,000 shares of common stock subject to options which are exercisable within 60 days.

(5)

Mr. Culpepper’s beneficial ownership includes 3,497,958 shares of common stock subject to options which are exercisable within 60 days and 266,666 shares of common stock issuable upon the exercise of warrants.

(6)

Dr. Scott’s beneficial ownership includes 55,996 shares of common stock held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott’s family, and 4,550,000 shares of common stock subject to options which are exercisable within 60 days.

(7)

Dr. Wachter’s beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 1,824,248 shares of common stock subject to options which are exercisable within 60 days and 666,666 shares of common stock issuable upon the exercise of warrants.

(8)	Mr. Smith’s beneficial ownership includes 150,000 shares of common stock subject to options which are exercisable within 60 days.

(9)	Dr. McMasters’ beneficial ownership includes 300,000 shares of common stock subject to options which are exercisable within 60 days.

(10)

Mr. Koe’s beneficial ownership includes 100,000 shares of common stock subject to options which are exercisable within 60 days, 150,000 shares of common stock held by Vekoe Partners LLC, of which Mr. Koe is an affiliate, and 350,000 shares of common stock issuable upon the exercise of warrants. Mr. Koe disclaims beneficial ownership of the shares held by Vekoe Partners LLC except to the extent of his pecuniary interest therein.

(11)	Includes 16,255,538 shares of common stock subject to options and warrants which are exercisable within 60 days.

PROPOSAL NO. 1

APPROVAL AND ADOPTION OF

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO CHANGE THE

COMPANY’S NAME TO PROVECTUS BIOPHARMACEUTICALS, INC.

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve a change in our corporate name from “Provectus Pharmaceuticals, Inc.” to “Provectus Biopharmaceuticals, Inc.” If approved by our stockholders, Proposal No. 1 will become effective upon either (i) the filing of a certificate of amendment to our current Restated Articles of Incorporation, as amended and restated to date, with the Secretary of State of the State of Nevada or (ii) the Reincorporation in the State of Delaware pursuant to Proposal No. 2. We plan to file the certificate of amendment as soon as reasonably practicable after receiving approval of this Proposal No. 1 from our stockholders unless we effectuate our name change by filing the Reincorporation documents pursuant to stockholder approval of Proposal No. 2.

Reasons for the Amendment

The change in the corporate name is deemed necessary to more accurately reflect the current business activities of the Company. The Board of Directors believes that a change in the corporate name to “Provectus Biopharmaceuticals, Inc.” will better communicate to the public the current and future nature of the Company’s business operations and enable the Company to better implement its business plan. In particular, the Company’s drug product candidates (pharmaceutical preparations) in both the oncology and dermatology therapeutic areas have been shown through recent research to harness the immune system of those patients treated to aid in reducing their tumor burden in various cancer indications and to reduce the inflammation of those patients treated with various inflammatory dermatoses. Both of these approaches to treat disease relate to properly utilizing the patient’s biologic or immune system and not just the direct treatment of his or her disease. The proposed name change will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.

Effect of the Amendment

If approved by stockholders, the change in corporate name will not affect the validity or transferability of any existing stock certificates that bear the name “Provectus Pharmaceuticals, Inc.” If the proposed name change is approved, stockholders with certificated shares should continue to hold their existing stock certificates, and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Provectus Biopharmaceuticals, Inc.”

Currently, our common stock is quoted on the OTCQB under the symbol “PVCT.” Even if the proposed name change is approved, it is anticipated that the stock will continue to trade under the symbol “PVCT.” A new CUSIP number will be assigned to our common stock following the name change which will require any short interest in the Company’s stock to be covered.

If the proposal to change the corporate name is not approved, the proposed amendment to our current Restated Articles of Incorporation will not be made and our corporate name and CUSIP number will remain unchanged.

Effect of Other Proposals

If the stockholders approve this Proposal No. 1 but do not approve Proposal No. 2, the Reincorporation proposal, then Section 1 of our current Restated Articles of Incorporation will be amended to read in its entirety as follows:

“The name of the Corporation is Provectus Biopharmaceuticals, Inc.”

If the stockholders approve Proposal No. 2 but do not approve this Proposal No. 1, then our certificate of incorporation to be filed in the State of Delaware in connection with the Reincorporation will reflect the name “Provectus Pharmaceuticals, Inc.”

If the stockholders approve both this Proposal No. 1 and Proposal No. 2, then our certificate of incorporation to be filed in the State of Delaware will reflect the name “Provectus Biopharmaceuticals, Inc.”

Vote Required

The approval and adoption of the amendment to our Restated Articles of Incorporation to change our name from “Provectus Pharmaceuticals, Inc.” to “Provectus Biopharmaceuticals, Inc.” requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, entitled to vote in person or by proxy. No stock in the Company is entitled to vote as a separate class.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 1 TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO PROVECTUS BIOPHARMACEUTICALS, INC. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval and adoption of the amendment to our Restated Articles of Incorporation unless the stockholder instructs otherwise in the proxy.

PROPOSAL NO. 2

APPROVAL OF THE REINCORPORATION OF THE COMPANY TO THE STATE OF DELAWARE

The Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware. If our stockholders approve the Reincorporation to Delaware, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this Proposal No. 2, we sometimes refer to the Company as “Provectus-Nevada” prior to the Reincorporation and “Provectus-Delaware” after the Reincorporation.

Summary

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

•

The resulting Delaware corporation (“Provectus-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (“Provectus-Nevada”) and will continue with all of the rights, privileges and powers of Provectus-Nevada, will possess all of the properties of Provectus-Nevada, will continue with all of the debts, liabilities and obligations of Provectus-Nevada and will continue with the same officers and directors of Provectus-Nevada immediately prior to the Reincorporation, as more fully described below.

•

When the Reincorporation becomes effective, each outstanding share of Provectus-Nevada common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock will continue to be an outstanding share of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock of the resulting Delaware corporation, and each outstanding option or right to acquire shares of Provectus-Nevada common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation, Provectus-Delaware.

General Information

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if a majority of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, vote in favor of the Reincorporation, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Appendix B, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Appendix C, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to here as the Delaware certificate of incorporation, a draft copy of which is attached as Appendix D. With respect to the Company’s 8% convertible preferred stock and Series A 8% convertible preferred stock, other than a few non-substantive changes to reflect the change from Nevada to Delaware law, the Certificates of Designations in substantially the forms attached hereto as Appendix E and Appendix F that we intend to file with the Secretary of State of the State of Delaware in connection with the Reincorporation are substantially the same as the Certificates of Designations that were previously filed with the Secretary of State of the State of Nevada. As a result, there will be no material differences between the 8% convertible preferred stock and Series A 8% convertible preferred stock of Provectus-Delaware following the Reincorporation and the 8% convertible preferred stock and Series A 8% convertible preferred stock of Provectus-Nevada that are currently outstanding. In addition, the Board of Directors of the Company would adopt bylaws for the resulting Delaware corporation, which are referred to here as the Delaware bylaws, a draft copy of which is attached as Appendix G. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, Provectus-Delaware will be the same entity as Provectus-Nevada immediately prior to the Reincorporation: Provectus-Delaware will continue with all of the rights, privileges and powers of Provectus-Nevada, it will possess all of the properties of Provectus-Nevada, it will continue with all of the debts, liabilities and obligations of Provectus-Nevada and it will continue with the same officers and directors of Provectus-Nevada immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a public company and the shares of the Company’s common stock will continue to be quoted, without interruption, on the OTCQB under the same symbol “PVCT.” The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission (the “SEC”) and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions of the Company or its stockholders under the federal securities laws.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively. By comparison, many states, including Nevada, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Nevada court has considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Nevada to Delaware may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Stockholders’ Rights Before and After the Reincorporation” below. The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

Mechanism for Reincorporation into Delaware

The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of Provectus-Nevada, and all property owned by Provectus-Nevada, all debts due to Provectus-Nevada, as well as all other causes of action belonging to Provectus-Nevada immediately prior to the conversion, remaining vested in Provectus-Delaware following the conversion. Provectus-Delaware will remain as the same entity following the conversion. The directors and officers of Provectus-Nevada immediately prior to the conversion will be the directors and officers of Provectus-Delaware.

At the effective time of the Reincorporation, each then-outstanding share of Provectus-Nevada common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock will automatically be converted into one share of common stock, 8% convertible preferred stock or Series A 8% convertible preferred stock, as applicable, of the resulting Delaware corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Pursuant to the Reincorporation, Provectus-Delaware will assume all of Provectus-Nevada’s obligations related to convertible equity securities and other rights to purchase Provectus-Nevada common stock. Provectus-Nevada’s outstanding convertible securities consist of 8% convertible preferred stock, Series A 8% convertible preferred stock, options to purchase Provectus-Nevada common stock granted under our Amended and Restated 2002 Stock Plan, as amended, and under our 2012 Stock Plan and warrants to purchase shares of Provectus-Nevada common stock. Each outstanding option and warrant to purchase shares of Provectus-Nevada common stock will be converted into an option or warrant, as applicable, to purchase a number of shares of Provectus-Delaware common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Company’s Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Company’s Board of Directors or the plan of conversion may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Company’s Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

In addition, if more than 0.05% of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, vote “AGAINST” the Reincorporation, then the Company’s Board of Directors has reserved the right not to consummate the Reincorporation and to terminate the plan of conversion.

Comparison of Stockholders’ Rights Before and After the Reincorporation

Although the Provectus-Delaware certificate of incorporation and Provectus-Delaware bylaws contain many similar provisions from the current Provectus-Nevada articles of incorporation and Provectus-Nevada bylaws, they also include certain provisions that are different from the provisions in the current Provectus-Nevada articles of incorporation and Provectus-Nevada bylaws. Because of these differences, as well as differences between the NRS and the DGCL, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result of the differences among the NRS and the DGCL and the differences between Provectus-Nevada’s articles of incorporation and bylaws and Provectus-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Provectus-Nevada’s articles of incorporation, Provectus-Nevada’s bylaws, Provectus-Delaware’s certificate of incorporation and Provectus-Delaware’s bylaws.

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Amendment of Charter Documents	Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any	Delaware law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents

proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390

Provectus-Nevada’s articles of incorporation provide that all matters other than the election of directors shall be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote. Section 1.8 incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242

Provectus-Delaware’s certificate of incorporation does not change this statutory rule.

Amendment of Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120

Provectus-Nevada’s articles of incorporation state that the Board of Directors is authorized to adopt, amend, or repeal its bylaws by the vote of a majority of the directors present at any regular or special meeting of the Board or by written consent. The stockholders of the corporation may not adopt, amend, or repeal any Bylaw unless such action is approved by the affirmative vote of the holders of not less than 75% of the voting power of outstanding shares of capital stock entitled to vote. Section 8

The power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

Provectus-Delaware’s bylaws state that the Board of Directors is expressly empowered to adopt, amend, or repeal the bylaws, requiring the approval of a majority of the directors then in office. The statutory rule is also altered by requiring the affirmative vote of the stockholders of at least 66-2/3% of the voting power of all of the then-outstanding shares of the capital stock entitled to vote to adopt, amend, or repeal any provision of the bylaws. Section 13.1

Number of Directors

A corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

The board of directors of a corporation shall consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. DGCL Section 141

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Classified Directors

Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. NRS 78.330

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule, but Provectus-Nevada does not have a classified board of directors.

The directors may, by the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the stockholders, be divided into 1, 2, or 3 classes; the term of office of those of the first class to expire at the first annual meeting held after such classification becomes effective; of the second class 1 year thereafter; of the third class 2 years thereafter; and at each annual election held after such classification becomes effective, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. DGCL Section 141

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule, but Provectus-Delaware does not have a classified board of directors.

Filling Vacancies on the Board of Directors

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. NRS 78.335

Provectus-Nevada’s bylaws state that any vacancy occurring in the Board of Directors, whether resulting from the resignation or removal of a Director or from an increase in the number of Directors as provided in the articles of incorporation may be filled by the affirmative vote of a majority of the Board, though less than a quorum, or by a plurality of votes cast at a meeting of stockholders. Section 2.1

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. DGCL Section 223

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Removal of Directors

Any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335

Provectus-Nevada’s bylaws state that any director or the whole Board of Directors may be removed for cause or without cause by a vote of the majority of stockholders at a special meeting called for that purpose. Section 2.1

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified stockholders may effect such removal only for cause; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part. DGCL Section 141

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Provectus-Delaware’s bylaws provide that the removal of any director or the entire board of directors be only for cause.
Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315

Provectus-Nevada’s bylaws state that any action, not otherwise restricted by the article of incorporation or bylaws, required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing and the writings are filed with the minutes of proceedings of the Board of Directors. Section 2.7

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Interested Party Transaction	Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (a) the director’s or officer’s interest in the contract or transaction is known to the Board, and the transaction is approved or ratified by the Board in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders. DGCL Section 144

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents

Provectus-Nevada’s bylaws do not substantially change this statutory rule, except they do not include the condition regarding the director or officer’s knowledge of the common interest at the time the transaction is brought to the Board. Section 5.4

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.
Stockholder Voting-Quorum

Unless the articles of incorporation or bylaws otherwise provide, a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. NRS 78.320

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

The certificate of incorporation or bylaws may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws: (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. DGCL Section 216

Provectus-Delaware’s bylaws state that the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. The bylaws do not otherwise change the statutory rule.

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Duration of Proxies

A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355

Provectus-Nevada’s bylaws extend the period of effectiveness for proxies to three years, and provide for a longer period if specified in the proxy. A stockholder may revoke any proxy which is not irrevocable by attending a meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. The bylaws do not change the statutory rule regarding irrevocable proxies. Section 1.8

A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Cumulative Voting

The articles of incorporation of any corporation may provide that at all elections of directors of the corporation each holder of stock possessing voting power is entitled to as many votes as equal the number of his or her shares of stock multiplied by the number of directors to be elected, and that the holder of stock may cast all of his or her votes for a single director or may distribute them among the number to be voted for or any two or more of them, as the holder of stock may see fit. To exercise the right of cumulative voting, one or more of the stockholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative. 78.360

Provectus-Nevada’s articles of incorporation do not allow for cumulative voting in the election of directors.

The certificate of incorporation of any corporation may provide that at all elections of directors of the corporation, or at elections held under specified circumstances, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder’s shares of stock multiplied by the number of directors to be elected by such holder, and that such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any 2 or more of them as such holder may see fit. DGCL Section 214

Provectus-Delaware’s certificate of incorporation does not allow for cumulative voting in the election of directors.

Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws otherwise provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Provectus-Delaware’s certificate of incorporation and bylaws do not allow stockholders to act by written consent.
Stockholder Vote for Mergers and Other Corporate Reorganizations

Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 92A.130

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Special Meetings of Stockholders

Unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors, or the president may call annual and special meetings of the stockholders and directors. NRS 78.310

Provectus-Nevada’s bylaws limit who may call a special meeting of stockholders, and state that special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by a committee that has been duly designated by the Board of Directors and has the power and authority to call such meetings, but such special meetings may not be called by any other person or persons. Section 1.2

Special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. DGCL Section 211

Provectus-Delaware’s bylaws state that special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, only by (a) the Chairman of the Board of Directors; (b) the Chief Executive Officer; or (c) the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office. Section 3.3(a)

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Effect of Failure to Hold an Annual Meeting of Stockholders

If a corporation fails to hold an annual stockholders’ meeting to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power. NRS 78.345

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

If an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL Section 211

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Adjournment of Stockholder Meetings

Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370

Provectus-Nevada’s bylaws follow the statutory rule, and supplement the following: (a) at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting; and (b) if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Section 1.5

If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222

Provectus-Delaware’s bylaws follow the statutory rule, and also allow that a regular or special meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares present in person or represented by proxy at the meeting. Section 3.6

Limitation on Personal Liability of Directors

Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit. DGCL Section 102

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
	Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.	Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.
Indemnification

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement. NRS 78.7502

Provectus-Nevada’s articles of incorporation address mandatory and permissive director and officer indemnification, but do not change the statutory rule. The articles of incorporation also address certain situations wherein a director or officer claimant may bring suit against the corporation to recover any unpaid amount arising from a claim for indemnification. Sections 6.1, 6.2, and 6.4

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL Section 145

Neither the certificate of incorporation nor the bylaws of Provectus-Delaware change this statutory rule.

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents
Advancement of Expenses

Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. NRS 78.751

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses. DGCL Section 145

Provectus-Delaware’s bylaws change this statutory rule by requiring the mandatory payment of expenses in advance of a proceedings final disposition.

Declaration and Payment of Dividends

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Business Combinations

Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or

Provision	NRS and Provectus-Nevada Organizational Documents	DGCL and Provectus Delaware Organizational Documents

(a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. NRS 78.411-.444

Provectus-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership. DGCL Section 203.

Provectus-Delaware’s certificate of incorporation and bylaws do not change this statutory rule.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS. If dissenters’ rights are exercised for more than 0.1% of our outstanding shares, however, our Board of Directors may decide not to proceed with the Reincorporation. The procedures with which the Company’s stockholders must comply in order to exercise dissenters’ rights are discussed and summarized in this proxy statement under “Proposal No. 2 – Approval of the Reincorporation of the Company to the State of Delaware – Dissenters’ Rights.”

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 -92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this proxy statement as Appendix H. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “stockholder” or “holders of shares of the Company’s stock” are to the record holder or holders of the shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

•

Before the vote on the adoption of the Reincorporation occurs at the Special Meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to the Company before the vote is taken, of the stockholder’s intent to demand payment for his or her shares if the Reincorporation takes place and shall not vote or cause or permit to be voted his or her shares in favor of the proposed Reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the Reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

•

A dissenting stockholder may NOT vote for approval of the Reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against adoption of the Reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the Reincorporation, which will have the effect of waiving the rights of that stockholder to have his shares purchased at fair value.

Abstaining from voting or voting against the adoption of the Reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the Special Meeting, if the Reincorporation is approved, no later than 10 days after the Reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation. The dissenters’ notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before November 4, 2013, the date of the first announcement to the stockholders and the media of the terms of the proposed Reincorporation and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after November 4, 2013, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must: demand payment; certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, Provectus may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440.

Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his name only if he objects for all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his behalf only if he submits to the Company the stockholder of record’s written consent before or at the time he asserts dissenters’ rights and he does so for all shares that he beneficially owns or over which he has the power to direct the vote.

Within 30 days after receipt of a payment demand, the Company will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount the Company estimates to be the fair value of the shares, plus interest, except that the Company may withhold payment from a dissenter as to after-acquired shares until after the Reincorporation is effected, at which point it shall offer its estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by the Company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity, or, where such financial statements are not reasonably available, then equivalent financial information and the latest quarterly financial statements; a statement of the Company’s estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify the Company in writing of his own estimate of the fair value of the shares and interest due. If this kind of claim is made by a stockholder, and it cannot be settled, the Company is required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against Provectus, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept the Company’s payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to, Provectus Pharmaceuticals, Inc., Attn: Secretary, 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of Provectus-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of Provectus-Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware.

Material United States Federal Income Tax Consequences of the Reincorporation

The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock. This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a holder of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock that is a “U.S. person,” defined to include:

•	a citizen or resident of the United States;
•	a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);
•	an estate the income of which is subject to United States federal income taxation regardless of its source;
•	a trust if either:
•

a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or

•	the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and
•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of the Company’s common stock, 8% convertible preferred stock or Series A 8% convertible preferred stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds the Company’s common stock, 8% convertible preferred stock or Series A 8% convertible preferred stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding the Company’s common stock, 8% convertible preferred stock or Series A 8% convertible preferred stock, you should consult your tax advisor.

This summary assumes that holders of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock hold their shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

•

who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

•	who are subject to the alternative minimum tax provisions of the Code;
•	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;
•	who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or
•	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation.

Accordingly, holders of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

The Company believes that the Reincorporation of the Company from Nevada to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions described in this proxy statement: (i) holders of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock received in the Reincorporation will include the holding period of the shares of the Company’s common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock converted therefor.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF THE COMPANY’S COMMON

STOCK, 8% CONVERTIBLE PREFERRED STOCK AND SERIES A 8% CONVERTIBLE PREFERRED STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

Vote Required and Board of Directors’ Recommendation

The approval and adoption of the Reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, entitled to vote in person or by proxy. No stock in the Company is entitled to vote as a separate class.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2 TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF DELAWARE. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of the Reincorporation of the Company to the State of Delaware unless the stockholder instructs otherwise in the proxy.

OTHER MATTERS

As of the date hereof, our Board of Directors knows of no business that will be presented at the Special Meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the Special Meeting, the proxy holders will vote the shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock represented by proxies that are submitted to us in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board of Directors by mail, telephone, facsimile, or other electronic means or in person. We have retained Morrow & Co., LLC to assist us in the solicitation of proxies for the Special Meeting. Morrow & Co., LLC will receive a base fee of $7,500, plus reasonable expenses and fees, for these services. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Stockholder Proposals for Including in Proxy Statement for 2014 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2014 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on December 31, 2013. Stockholder proposals must be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and applicable state corporate law.

Other Stockholder Proposals for Presentation at 2014 Annual Meeting of Stockholders

For any proposal that is not submitted for inclusion in our proxy statement for the 2014 Annual Meeting of Stockholders, but is instead sought to be presented directly at the meeting, the SEC’s rules permit management to vote proxies in its discretion if: (i) we receive notice of the proposal before the close of business on March 16, 2014, and advise stockholders in the proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) we do not receive notice of the proposal prior to the close of business on March 16, 2014. Notices of intention to present proposals at the 2014 Annual Meeting of Stockholders should be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Knoxville, Tennessee November 15, 2013	By Order of our Board of Directors PETER R. CULPEPPER Secretary

APPENDIX A

PLAN OF CONVERSION

of

PROVECTUS PHARMACEUTICALS, INC.,

a Nevada corporation

into

PROVECTUS BIOPHARMACEUTICALS, INC.,

a Delaware corporation

THIS PLAN OF CONVERSION, dated as of [                    ], 2013 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Provectus Pharmaceuticals, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Provectus Pharmaceuticals, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Provectus Pharmaceuticals, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the outstanding shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock, voting together as a single class, of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.        Conversion; Effect of Conversion.

(a)        Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)        Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)        The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)        Upon the Effective Time, the name of the Converted Entity shall become “Provectus Biopharmaceuticals, Inc.”

(e)        The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.        Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)        executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of EXHIBIT A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)        executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of EXHIBIT B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)        executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of EXHIBIT C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.        Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.        Effect of Conversion on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of common stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

5.        Effect of Conversion on Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of 8% convertible preferred stock, $0.001 par value per share, and Series A 8% convertible preferred stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of 8% convertible preferred stock, $0.001 par value per share, or Series A 8% convertible preferred stock, $0.001 par value per share, as applicable, of the Converted Entity (collectively, “Converted Entity Preferred Stock”).

6.        Effect of Conversion on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

7.        Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

8.        Effect of Conversion on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock and Converting Entity Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock and Converted Entity Preferred Stock, respectively.

9.        Effect of Conversion on Employee Benefit, Stock Option or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

10.        Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

11.        Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

12.        Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Provectus Biopharmaceuticals, Inc., substantially in the form of EXHIBIT D hereto.

13.        Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

14.        Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

15.        Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

16.        Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

PROVECTUS PHARMACEUTICALS, INC.,
a Nevada corporation By: Name: Peter R. Culpepper Title: Chief Financial Officer and Chief Operating Officer

APPENDIX B

Articles of Conversion

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Provectus Pharmaceuticals, Inc.

Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

Provectus Biopharmaceuticals, Inc.

Name of resulting entity
Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☒	The entire plan of conversion is attached to these articles.

☐	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1 Revised: 8-31-11

B-1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

OFFICE USE ONLY	ABOVE SPACE IS FOR

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: Provectus Biopharmaceuticals, Inc.

c/o:   National Registered Agents, Inc.

160 Greentree Drive, Suite 101

Dover, DE 19904

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed) Date: Time:

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Provectus Pharmaceuticals, Inc.

Name of constituent entity

X

Signature                                                                                       Title                                   Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

    IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised: 8-31-11

B-2

APPENDIX C

Certificate of Conversion

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

FIRST: The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

SECOND: The jurisdiction immediately prior to filing this Certificate is Nevada.

THIRD: The date the Non-Delaware Corporation first formed is April 2, 2002.

FOURTH: The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Provectus Pharmaceuticals, Inc.

FIFTH: The name of the Corporation as set forth in the Certificate of Incorporation is Provectus Biopharmaceuticals, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the          day of                     , A.D. 2013.

PROVECTUS PHARMACEUTICALS, INC.,
a Nevada corporation

By:
Name: Peter R. Culpepper
Title: Chief Financial Officer and Chief Operating Officer

C-1

APPENDIX D

Certificate of Incorporation

STATE of DELAWARE

CERTIFICATE of INCORPORATION

A STOCK CORPORATION

ARTICLE I

NAME

The name of the Corporation is Provectus Biopharmaceuticals, Inc.

ARTICLE II

REGISTERED AGENT

Its registered office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Zip Code 19904.

The registered agent of this Corporation in the State of Delaware at such address is National Registered Agents, Inc.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV

CAPITALIZATION

A.        The total number of shares which the Corporation shall have authority to issue is 275,000,000 shares of capital stock, of which 250,000,000 shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and 25,000,000 shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).

1.        Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock. Except as otherwise required by law or this Certificate of Incorporation, each share of Common Stock shall entitle the holder thereof to one (1) vote, in person or by proxy, on each matter submitted to a vote of stockholders of the Corporation. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

2.        Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is further expressly authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

EXCULPATION AND INDEMNIFICATION

A.        Limitation of Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it presently exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right arising prior to the time of such amendment, modification or repeal.

B.        Right of Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in section D of this Article V, the Corporation shall not be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person unless the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

C.        Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article V or otherwise.

D.        Claims. If a claim for indemnification (following the final disposition of the Proceeding with respect to which indemnification is sought, including any settlement of such Proceeding) or advancement of expenses under this Article V is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under this Article V and applicable law.

E.        Non-Exclusivity of Rights. The rights conferred on any Covered Person by this Article V shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of this Certificate of Incorporation, the Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors or otherwise.

F.        Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article V, the DGCL or otherwise.

G.        Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article V after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

H.        Other Indemnification and Advancement of Expenses. This Article V shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VI

MANAGEMENT

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.        The management of the business and the conduct of the affairs of the Corporation is vested in its Board. The Board shall fix the number of directors that constitute the whole Board in the manner provided in the Bylaws, subject to any restrictions that may be set forth in this Certificate of Incorporation.

B.        The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE VII

STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide; provided, however, that any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may not be taken without a meeting. No action shall be taken by the stockholders by written consent.

ARTICLE VIII

INCORPORATOR

The name and mailing address of the incorporator is as follows:

Lori B. Metrock

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

Baker Donelson Center, Suite 800

211 Commerce Street

Nashville, TN 37201

I, the Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this this          day of                     , A.D. 2013.

INCORPORATOR
Lori B. Metrock, Incorporator

APPENDIX E

PROVECTUS BIOPHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

8% Convertible Preferred Stock

par value $.001 per share

PROVECTUS BIOPHARMACEUTICALS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), by its Chief Financial Officer and Chief Operating Officer,

DOES HEREBY CERTIFY:

FIRST: That, pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by the provisions of its certificate of incorporation (the “Certificate of Incorporation”), the Board of Directors duly adopted by unanimous written consent the following resolution providing for the designation of 13,333,333 shares of 8% Convertible Preferred Stock, $.001 per share:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the issuance from time to time of the 8% Convertible Preferred Stock of the Corporation and hereby fixes the powers, designations, preferences, limitations, restrictions and relative rights of the 8% Convertible Preferred Stock of the Corporation, in addition to those set forth in said Certificate of Incorporation, to be in their entirety as follows:

1.          Designation and Number of Shares.  One series of Preferred Stock is established and designated as 8% Convertible Preferred Stock, par value $.001 per share (the “8% Convertible Preferred Stock”). The number of shares constituting the 8% Convertible Preferred Stock shall be 13,333,333 shares.

2.          Definitions.  For the purpose of this Certificate of Designation, the following definitions apply:

(a)        “Affiliate” means, with respect to any person: (a) that directly or indirectly, through one or more intermediaries Controls, or is controlled by, or is under common control with, such person.

(b)        “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions are not authorized or obligated by law, regulation or executive order to close in New York, New York.

(c)        “Common Stock” means the common stock, par value $.001 per share, authorized for issuance under the Certificate of Incorporation.

(d)        “Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(e)        “Conversion Price” means $0.75 per share of 8% Convertible Preferred Stock, as adjusted from time to time as set forth in this Certificate of Designation.

(f)        “Junior Stock” means the Common Stock and each other class or series of the Corporation’s capital stock, whether common, preferred or otherwise, the terms of which do not provide that shares of such class or series rank senior to or on par with the 8% Convertible Preferred Stock as to distributions of dividends and distributions upon the liquidation, winding-up and dissolution of the Corporation

(g)        “Market Price” means, as of a determination date, (i) the volume-weighted average price of Common Stock on the OTCBB for the 15 Trading Days immediately preceding such date calculated by adding up the dollars traded for every transaction on each Trading Day (price multiplied by the number of shares traded) and then dividing by the total shares traded for the Trading Day, or (ii) if the OTCBB is not the principal trading market for the shares of Common Stock, the volume-weighted average price of Common Stock on the principal trading market for the Common Stock during the same period and calculated in the same manner set forth above, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made under this Certificate of Designation.

(h)        “Original Issue Price” means the original issue price of $0.75 per share of 8% Convertible Preferred Stock, as adjusted for any combinations, consolidations, recapitalizations, reorganizations, reclassifications, stock distributions, stock dividends (other than any dividend paid on the 8% Convertible Preferred Stock) or splits with respect to such shares.

(i)         “Trading Day” means any day on which the Common Stock is traded for any period of the OTCBB or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

3.          Dividends.

(a)        The holders of 8% Convertible Preferred Stock shall be entitled to receive, only out of assets legally available for payment of dividends, cumulative cash dividends on the Original Issue Price, and no more, payable quarterly in arrears on each January 15, April 15, July 15 and October 15; provided, however, if any such day is not a Business Day, then payment of any dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of such delay) (each such day on which dividends are payable a “Dividend Payment Date”). The period from and including the date of issuance of the 8% Convertible Preferred Stock or any Dividend Payment Date to but excluding the next Dividend Payment Date is a “Dividend Period.” Dividends on each share of 8% Convertible Preferred Stock will accrue on the Original Issue Price for each related Dividend Period at a rate equal to 8% per annum.

(b)        The Corporation may determine to distribute duly authorized, fully paid and non-assessable shares of Common Stock in lieu of the cash dividend set forth in Section 3(a). The number of shares of Common Stock payable under this Section shall be the quotient of amount of the cash dividend per share of 8% Convertible Preferred Stock calculated under Section 3(a) divided by the Market Price determined as of the Dividend Payment Date.

(c)        Any accrued and unpaid dividends payable under Section 3(a) which are not paid within five Business Days of such accrued and unpaid dividends’ Dividend Payment Date shall bear interest at the rate of 13% per annum from such Dividend Payment Date until the dividend is paid in full. Such additional interest shall be paid in cash or Common Stock in the manner set forth in Section 3(a) or Section 3(b).

(d)        No distribution shall be made with respect to the Common Stock or the 8% Convertible Preferred Stock (except for the dividend permitted this Section 3) until all accumulated dividends have been declared and paid on the 8% Convertible Preferred Stock. After the payment of the dividends described in this Section 3, the Board of Directors may declare and pay dividends on Common Stock; provided, however, that any dividend declared on the Common Stock shall be paid on a pro rata basis to holders of Common Stock and 8% Convertible Preferred Stock on an as-converted basis.

4.          Liquidation Rights.  Upon the voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, the Corporation shall designate a time period (which shall not be less than ten business days) during which the holders of 8% Convertible Preferred Stock may exercise their rights to convert all or a portion of their 8% Convertible Preferred Stock into Common Stock as set forth in Section 6. Each holder of 8% Convertible Preferred Stock that does not exercise its rights to convert shall be entitled to receive out of the assets of the Corporation, for each share of 8% Convertible Preferred Stock, cash in an amount equal to (i) the Original Issue Price plus (ii) all accrued but unpaid dividends on the share, before any payment or distribution shall be made on the Junior Stock, but after payment of all outstanding indebtedness and all amounts due on liquidation, dissolution or winding-up in respect of all preferred stock of the Corporation which by its terms is senior to the 8% Convertible Preferred Stock, if any. After the payment to the holders of 8% Convertible Preferred Stock of the full preferential amounts set forth above, the holders of 8% Convertible Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation. Shares of 8% Convertible Preferred Stock shall not be entitled to participate in the liquidation as shares of Common Stock without first foregoing the 8% Convertible Preferred Stock liquidation preference. If the assets of the Corporation available for distribution to the holders of 8% Convertible Preferred Stock upon any liquidation, dissolution or winding-up of the Corporation are insufficient to pay the full preferential amount to which the holders of 8% Convertible Preferred Stock are entitled, then the holders of 8% Convertible Preferred Stock shall share in such distribution of assets pro rata in accordance with the amount that would be payable on such distribution if the amounts to which the holders of 8% Convertible Preferred Stock were entitled were paid in full.

For purposes of this Section 4, a merger or other corporate reorganization in which the Corporation’s stockholders shall receive cash or securities of another corporation or entity (except in connection with a consolidation or merger in which the holders of voting stock of the Corporation immediately before the consolidation or merger will in the aggregate own more than 50% of the voting shares of the continuing or surviving corporation after the consolidation or merger) or any transaction in which all or substantially all of the assets of the Corporation are sold shall be treated as a liquidation for purposed of the liquidation preference contained in this Section 4. Prior to the consummation of such transaction, the Corporation shall designate a time period (which shall not be less than ten business days) during which the holders of 8% Convertible Preferred Stock may exercise their rights to convert all or a portion of their 8% Convertible Preferred Stock into Common Stock as set forth in Section 6.

5.          Voting Rights.

(a)        Generally.  Except as otherwise required by Delaware law or as expressly provided in this Certificate of Designation or the Certificate of Incorporation, the holders of 8% Convertible Preferred Stock shall not have any voting rights. With respect to any matter on which the holders of Common Stock shall be entitled to vote, the holders of shares of 8% Convertible Preferred Stock shall vote together with the holders of Common Stock, and not as a separate class, and each share of 8% Convertible Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion.

(b)        Certain Actions.  In addition to the voting rights described in Section 5(a) above, so long as at least 25% of the aggregate number of originally-issued shares of 8% Convertible Preferred Stock are outstanding, the Corporation will not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of 8% Convertible Preferred Stock, voting as a separate class, (i) take any action that creates any new class or series of equity securities or any other security convertible into equity securities ranking senior to the 8% Convertible Preferred Stock with respect to redemption, voting, dividends, or liquidation rights; (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner that is adverse to the relative rights, preferences, qualifications, limitation or restrictions of the 8% Convertible Preferred Stock; (iii) declare or pay a dividend or distribution on any securities of the Corporation prior to the payment of the dividends required by this Certificate of Designation to the holders of 8% Convertible Preferred Stock; or (iv) approve any of the actions set forth in the second paragraph of Section 4.

6.          Optional Conversion by Holder.  The 8% Convertible Preferred Stock shall be convertible into Common Stock of the Corporation as follows:

(a)        Optional Conversion. Subject to and upon compliance with the provisions of this Section 6, the holder of any shares of 8% Convertible Preferred Stock shall have the right at such holder’s option, at any time or from time to time, to convert shares of 8% Convertible Preferred Stock into such number of shares of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price, multiplied by the number of shares of 8% Convertible Preferred Stock being converted.

(b)        Mechanics of Conversion.  The holder of any shares of 8% Convertible Preferred Stock may exercise the conversion right specified in Section 6(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made and such date is referred to herein as the “Conversion Date.” Subject to the provisions of this Section 6, as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of 8% Convertible Preferred Stock to the Corporation or any transfer agent of the Corporation), the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled. Subject to the provisions of this Section 6, the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of 8% Convertible Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of 8% Convertible Preferred Stock representing the unconverted portion of the certificate so surrendered. All rights with respect to the 8% Convertible Preferred Stock that are converted pursuant to Section 6(a), including the rights, if any, to receive dividends, receive notices and vote (other than as a holder of Common Stock), will terminate upon the Corporation’s conversion pursuant to Section 6(a).

(c)        Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of 8% Convertible Preferred Stock. If more than one share of 8% Convertible Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of 8% Convertible Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of 8% Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to (i) that fractional interest multiplied by (ii) the sum of (A) the Original Issue Price plus (B) any dividends on such share of 8% Convertible Preferred Stock which such holder is entitled to receive, but has not yet received.

7.          Optional Conversion by the Corporation.

(a)        Optional Conversion. Subject to the final sentence of this Section 7(a), if, at any time, the volume-weighted average price of Common Stock on the principal trading market for the Common Stock for the 30 Trading Days immediately preceding such date calculated by adding up the dollars traded for every transaction on each Trading Day (price multiplied by the number of shares traded) and then dividing by the total shares traded for the Trading Day exceeds 300% of the Conversion Price (which is $2.25 as of the Initial Issue Date) and the average daily trading volume exceeds 150,000 shares for 30 consecutive Trading Days, then the Corporation shall perpetually thereafter have the right, at any time or from time to time, to convert all or a portion of the shares of 8% Convertible Preferred Stock into such number of shares of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price, multiplied by the number of shares of 8% Convertible Preferred Stock being converted. If only a portion of 8% Convertible Preferred Stock then outstanding is to be converted, the Corporation shall select the shares to be converted in whatever reasonable manner its Board of Directors determines; provided, however that, subject to the next sentence, such selection shall be pro rata among the holders of the 8% Convertible Preferred Stock. Notwithstanding the foregoing, (i) during the first six months following the original issuance of shares of 8% Convertible Preferred Stock and (ii) during any time in the succeeding six months during which the holder of such 8% Convertible Preferred Stock is ineligible to rely upon Rule 144 promulgated under the Securities Act of 1933, as amended, for the resale of such 8% Convertible Preferred Stock due solely to the Corporation’s failure to satisfy Rule 144(c)(1), the Corporation’s right to convert such shares of 8% Convertible Preferred Stock held by such holder shall be suspended.

(b)        Procedural Requirements. The Corporation shall send written notice of the conversion to all holders of record of shares of 8% Convertible Preferred Stock that are converted pursuant to Section 7(a) (such notice need not be sent in advance of the occurrence of the conversion). Upon receipt of such notice, each holder of shares of 8% Convertible Preferred Stock being converted shall surrender his, her or its certificate or certificates for all such shares of 8% Convertible Preferred Stock (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. All rights with respect to the 8% Convertible Preferred Stock that are converted pursuant to Section 7(a), including the rights, if any, to receive dividends, receive notices and vote (other than as a holder of Common Stock), will terminate upon the Corporation’s conversion pursuant to Section 7(a). As soon as practicable after the conversion and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for 8% Convertible Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions of Section 7(a), together with cash as provided in Section 6(c) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and the payment of any declared but unpaid dividends on the 8% Convertible Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of shares of 8% Convertible Preferred Stock, and a cash adjustment shall be paid for such fractional shares as set forth in Section 6(c).

8.          Adjustments to Conversion Price.

(a)        Adjustment for Stock Splits and Combinations. If at any time or from time to time after the date that the first share of 8% Convertible Preferred Stock is issued (the “Original Issue Date”) the Corporation effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the 8% Convertible Preferred Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the 8% Convertible Preferred Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately increased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)        Adjustment for Common Stock Dividends and Distributions. If at any time from time to time after the Original Issue Date the Corporation pays a dividend or other distribution in additional shares of Common Stock to the holders of Common Stock, the Conversion Price in effect immediately before the dividend or distribution shall be decreased as follows:

(i)         The Conversion Price shall be adjusted by multiplying the Conversion Price then in effect by a fraction equal to:

(1)        a numerator which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(2)        the denominator which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

(ii)        If the Corporation fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

(iii)       If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted to reflect the actual payment of such dividend or distribution.

(c)        Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the 8% Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 8), in any such event each holder of 8% Convertible Preferred Stock shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of 8% Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(d)        Reorganizations, Mergers or Consolidations. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person, as a part of such capital reorganization, provision shall be made so that the holders of the 8% Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the 8% Convertible Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 8 with respect to the rights of the holders of 8% Convertible Preferred Stock after the capital reorganization to the end that the provisions of this Section 8 (including adjustment of the number of shares of Common Stock that may be issued upon conversion of the 8% Convertible Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable. As a condition to the consummation of any such transaction, the Corporation shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon conversion of the 8% Convertible Preferred Stock to, concurrently with the consummation of such transaction, assume the Corporation’s obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8. The provisions of this paragraph (d) shall apply to successive consolidations, mergers, sales and transfers.

(e)        Adjustments for Dilutive Issues.

(i)         Special Definitions.  For purposes of Section 8(e), the following definitions shall apply:

(1)        “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(2)        “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(3)        “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 8(e)(ii), deemed to be issued) by the Corporation after the Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(A)        shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on the 8% Convertible Preferred Stock;

(B)        shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 8(a) through Section 8(d);

(C)        shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation;

(D)        shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(E)        shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Corporation;

(F)        shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors of the Corporation;

(G)        shares of Common Stock, Options or Convertible Securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors of the Corporation; or

(H)        shares of Common Stock, Options or Convertible Securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors of the Corporation.

(ii)        Deemed Issue of Additional Shares of Common Stock.

(1)        If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2)        If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 8(e)(iii), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this Section 8(e)(ii)(2) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(3)        If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 8(e)(iii) (either because the consideration per share (determined pursuant to Section 8(e)(iv)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Price then in effect, or because such Option or Convertible Security was issued before the Original Issue Date), are revised after the Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 8(e)(ii)(1) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(4)        Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 8(e)(iii), the Conversion Price shall be readjusted to such Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(5)        If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 8(e)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (2) and (3) of this Section 8(e)(ii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 8(e)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iii)        Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.  In the event the Corporation shall at any time after the Original Issue Date and prior to the date that is five years after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 8(e)(ii)), without consideration or for a consideration per share less than the applicable Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to the consideration per share received by the Corporation for such issue or deemed issue of the Additional Shares of Common Stock; provided that if such issuance or deemed issuance was without consideration, then the Corporation shall be deemed to have received an aggregate of $.001 of consideration for all such Additional Shares of Common Stock issued or deemed to be issued.

(iv)        Determination of Consideration.     For purposes of this Section 8(e)(iv), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)        Cash and Property. Such consideration shall:

(A)        insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(B)        insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(C)        in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

(2)        Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 8(e)(ii), relating to Options and Convertible Securities, shall be determined by dividing

(A)        the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B)        the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(v)          Multiple Closing Dates.  In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 8(e)(iii), then, upon the final such issuance, the Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

9.        Beneficial Ownership Limitation. Notwithstanding anything in this Certificate of Designation to the contrary, the right of the holder to convert the 8% Convertible Preferred Stock shall be subject to a 4.99% limitation, with the result that the Corporation shall not effect any conversion of the 8% Convertible Preferred Stock, and the holder shall not have the right to convert any portion of the 8% Convertible Preferred Stock, to the extent that after giving effect to such conversion, the holder (together with the holder’s Affiliates) would beneficially own in excess of 4.99% (the “Ownership Limitation Percentage”) of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder of 8% Convertible Preferred Stock (together with the holder’s Affiliates) shall include the number of shares of Common Stock issuable upon conversion of the 8% Convertible Preferred Stock for which determination is being made under this Section 9, but shall exclude the number of shares of Common Stock issuable upon (A) conversion of the remaining unconverted shares of 8% Convertible Preferred Stock beneficially owned by such holder and its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation. Except as set forth in the preceding sentence, for purposes of this Certificate of Designation, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and Regulation 13d-3 thereunder. By written notice to the Corporation, a holder of 8% Convertible Preferred Stock may increase or decrease the Ownership Limitation Percentage to any percentage not in excess of 9.99% as specified in such notice; provided that any such increase will not be effective until the 61st day after such notice is delivered to the Corporation and any such increase or decrease will apply only to the requesting holder and not to any other holder of 8% Convertible Preferred Stock.

10.           Reservation of Shares. The Corporation shall reserve at all times so long as any shares of 8% Convertible Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of 8% Convertible Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of 8% Convertible Preferred Stock.

11.           Redemption.

(a)        Subject to Section 11(c), if, at any time, the volume-weighted average price of Common Stock on the principal trading market for the Common Stock for the 30 Trading Days immediately preceding such date calculated by adding up the dollars traded for every transaction on each Trading Day (price multiplied by the number of shares traded) and then dividing by the total shares traded for the Trading Day exceeds 300% of the Conversion Price (which is $2.25 as of the Initial Issue Date) and the average daily trading volume exceeds 150,000 shares for 30 consecutive Trading Days, then the Corporation shall perpetually thereafter have the right to redeem the 8% Convertible Preferred Stock, in whole or in part, by paying the holders thereof the Original Price for each share of 8% Convertible Preferred Stock being redeemed, plus all dividends accrued and unpaid thereon to the date fixed for redemption. If only a portion of 8% Convertible Preferred Stock then outstanding is to be redeemed at a given time, the Corporation shall select the shares to be redeemed in whatever reasonable manner its Board of Directors determines, subject to Section 11(c). To exercise such right, the Corporation, at any time, shall give notice in writing of its election to redeem the 8% Convertible Preferred Stock to the holders of record of 8% Convertible Preferred Stock to be redeemed, addressed to them at their respective addresses appearing on the books of the Corporation. In such notice, the Corporation shall designate a date for the redemption not less than 15 days prior to the date of the notice. Prior to the date of redemption specified in the notice, a holder may elect to convert the holder’s 8% Convertible Preferred Stock into shares of Common Stock in accordance with the procedures for conversion set forth in Section 6 of this Certificate of Designation. If a holder called for redemption does not convert such holder’s 8% Convertible Preferred Stock prior to the redemption date, on and after the date of redemption specified in the notice, such holder of 8% Convertible Preferred Stock shall be entitled to receive the Conversion Price for the 8% Convertible Preferred Stock called for redemption, upon presentation and surrender of the certificate or certificates for 8% Convertible Preferred Stock held by the holder, properly endorsed in blank for transfer or accompanied by proper instruments of assignment signed in blank.

(b)        Unless the Corporation defaults in paying the Conversion Price pursuant to Section 11 of this Certificate of Designation, from and after the date of redemption specified in the notice (i) all dividends upon 8% Convertible Preferred Stock called for redemption shall cease, and (ii) all rights of the holders of 8% Convertible Preferred Stock called for redemption as stockholders in the Corporation shall cease, except for the right to receive the Conversion Price of the shares on and after the redemption date without interest.

(c)        Notwithstanding anything in this Section 11 to the contrary, (i) during the first six months following the original issuance of shares of 8% Convertible Preferred Stock and (ii) during any time in the succeeding six months during which the holder of such 8% Convertible Preferred Stock is ineligible to rely upon Rule 144 promulgated under the Securities Act of 1933, as amended, for the resale of such 8% Convertible Preferred Stock due solely to the Corporation’s failure to satisfy Rule 144(c)(1), the Corporation’s right to redeem such shares of 8% Convertible Preferred Stock held by such holder shall be suspended.

12.          Report or Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the conversion of shares of 8% Convertible Preferred Stock, the Corporation at its expense will promptly deliver a certificate of the Chief Financial Officer showing in reasonable detail the computation of such adjustment or readjustment in accordance with the terms of this Certificate of Designation. The Corporation shall also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Corporation will forthwith (and in any event not later than 30 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder, and will, upon the written request at any time of a holder, furnish to such holder a like report setting forth the Conversion Price at the time in effect and showing how it was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each holder or any prospective purchaser of shares of 8% Convertible Preferred Stock designated by the holder thereof.

13.          Notices of Corporate Action.  In the event of (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than the regularly-scheduled dividends described in Section 3 of this Certificate of Designation), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; (ii) any capital reorganization of the

Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any consolidation or merger involving the Corporation and any other person or any transfer of all or substantially all the assets of the Corporation to any other person; or (iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; then the Corporation will deliver to each holder of the 8% Convertible Preferred Stock a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be furnished at least 20 days prior to the date therein specified; provided, however, if such date is prior to a public announcement relating to the events set forth and on such date the Corporation is either bound by an agreement with a third party of confidentiality with respect to the corporate action the subject of this Section 13, or the Corporation’s securities are traded or quoted on any recognized national securities exchange or quotation system, then such notice shall be provided to each holder of the 8% Convertible Preferred Stock simultaneously with the notice provided to the Corporation’s stockholders.

14.        Severability of Provisions.    Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under application law.

15.        No Other Rights or Preferences. The 8% Convertible Preferred Stock shall have no other rights or preferences other than set forth in this Certificate of Designation.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation on behalf of the Corporation as of the        day of                         , 2013.

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Name: Peter R. Culpepper Title: Chief Financial Officer and Chief Operating Officer

APPENDIX F

PROVECTUS BIOPHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Series A 8% Convertible Preferred Stock

par value $.001 per share

PROVECTUS BIOPHARMACEUTICALS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), by its Chief Financial Officer and Chief Operating Officer,

DOES HEREBY CERTIFY:

FIRST: That, pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by the provisions of its certificate of incorporation (the “Certificate of Incorporation”), the Board of Directors duly adopted by unanimous written consent the following resolution providing for the designation of 5,000,000 shares of Series A 8% Convertible Preferred Stock, $.001 per share:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the issuance from time to time of the Series A 8% Convertible Preferred Stock of the Corporation and hereby fixes the powers, designations, preferences, limitations, restrictions and relative rights of the Series A 8% Convertible Preferred Stock of the Corporation, in addition to those set forth in said Certificate of Incorporation, to be in their entirety as follows:

1.          Designation and Number of Shares. One series of Preferred Stock is established and designated as Series A 8% Convertible Preferred Stock, par value $.001 per share (the “Series A 8% Convertible Preferred Stock”). The number of shares constituting the Series A 8% Convertible Preferred Stock shall be 5,000,000 shares.

2.          Definitions. For the purpose of this Certificate of Designation, the following definitions apply:

(a)        “Affiliate” means, with respect to any person: (a) that directly or indirectly, through one or more intermediaries Controls, or is controlled by, or is under common control with, such person.

(b)        “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions are not authorized or obligated by law, regulation or executive order to close in New York, New York.

(c)        “Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or

“group” (as described in Rule 13d-5(b)(1) promulgated under the 1934 Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Series A 8% Convertible Preferred Stock and the Securities issued together with the Series A 8% Convertible Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

(d)        “Commission” means the United States Securities and Exchange Commission.

(e)        “Common Stock” means the common stock, par value $.001 per share, authorized for issuance under the Certificate of Incorporation.

(f)         “Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(g)        “Conversion Price” means $0.75 per share of Series A 8% Convertible Preferred Stock, as adjusted from time to time as set forth in this Certificate of Designation.

(h)        “Conversion Shares” shall have the meaning as set forth in Section 6(a) herein.

(i)         “Effective Date” means the date that the Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

(j)         “Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all liquidated damages and other amounts owing to the applicable holder in respect of the Series A 8% Convertible Preferred Stock, (c)(i) there is an effective Registration Statement pursuant to which the holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Transaction Documents (and shares issuable in lieu of cash payments of dividends) may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected holders, (d) the Common Stock is trading on a Trading Market and all of the shares of Common Stock issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 9 and herein, (g) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (h) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (i) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the daily trading volume for the Common Stock on the principal Trading Market exceeds 150,000 shares per Trading Day (subject to adjustment for forward and reverse stock splits or similar capital reorganizations).

(k)        “Fundamental Transaction” shall have the meaning set forth in Section 8(d).

(l)         “GAAP” means United States generally accepted accounting principles.

(m)       “Junior Stock” means the Common Stock and each other class or series of the Corporation’s capital stock, whether common, preferred or otherwise, the terms of which do not provide that shares of such class or series rank senior to or on par with the Series A 8% Convertible Preferred Stock as to distributions of dividends and distributions upon the liquidation, winding-up and dissolution of the Corporation

(n)        “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

(o)        “Market Price” means, as of a determination date, (i) the volume-weighted average price of Common Stock on the OTCBB for the 15 Trading Days immediately preceding such date calculated by adding up the dollars traded for every transaction on each Trading Day (price multiplied by the number of shares traded) and then dividing by the total shares traded for the Trading Day, or (ii) if the OTCBB is not the principal trading market for the shares of Common Stock, the volume-weighted average price of Common Stock on the principal trading market for the Common Stock during the same period and calculated in the same manner set forth above, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made under this Certificate of Designation.

(p)        “Original Issue Date” means the date of the first issuance of any shares of the Series A 8% Convertible Preferred Stock regardless of the number of transfers of any particular shares of Series A 8% Convertible Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A 8% Convertible Preferred Stock.

(q)        “Original Issue Price” means the original issue price of $0.75 per share of Series A 8% Convertible Preferred Stock, as adjusted for any combinations, consolidations, recapitalizations, reorganizations, reclassifications, stock distributions, stock dividends (other than any dividend paid on the Series A 8% Convertible Preferred Stock) or splits with respect to such shares.

(r)        “Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date and set forth on Schedule 4.30 attached to the Purchase Agreement and (b) lease obligations and purchase money indebtedness of up to $250,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets

(s)        “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

(t)         “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

(u)        “Purchase Agreement” means the Securities Purchase Agreement, dated as of the February 22, 2013, among the Corporation and the original holders, as amended, modified or supplemented from time to time in accordance with its terms.

(v)        “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original holders, in the form of Exhibit B attached to the Purchase Agreement.

(w)       “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each holder as provided for in the Registration Rights Agreement.

(x)        “Rule 144” means Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

(y)        “Trading Day” means a day on which the principal Trading Market is open for business.

(z)        “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

(aa)      “Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto, and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

(bb)      “Underlying Shares” means, collectively, the Conversion Shares and the Warrant Shares.

(cc)      “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board,

(c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

(dd)     “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Holder at the Closing in accordance with Section 3.2(a) of the Purchase Agreement, which Warrants shall be exercisable immediately and have a term of exercise equal to five years, in the form of Exhibit A attached to the Purchase Agreement.

(ee)     “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

(ff)      “8% Convertible Preferred Stock” shall mean shares of the Corporation’s 8% Convertible Preferred Stock, par value $0.001 per share, convertible into Common Stock, with such terms as described in the Certificate of Designation for such 8% Convertible Preferred Stock, as may be amended from time to time.

(gg)     “1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

3.          Rank.   The Series A 8% Convertible Preferred Stock shall rank (i) senior to the Junior Stock and (ii) on parity with the 8% Convertible Preferred Stock and any other class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series A 8% Convertible Preferred Stock, in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary and the payment of dividends.

4.          Dividends.

(a)        The holders of Series A 8% Convertible Preferred Stock shall be entitled to receive, only out of assets legally available for payment of dividends, cumulative cash dividends on the Original Issue Price, and no more, payable quarterly in arrears on each January 15, April 15, July 15 and October 15; provided, however, if any such day is not a Business Day, then payment of any dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of such delay) (each such day on which dividends are payable a “Dividend Payment Date”) in cash, or at the Corporation’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 4(a), or a combination thereof (the dollar amount to be paid in shares of Common Stock, the “Dividend Share Amount”). The period from and including the date of issuance of the Series A 8% Convertible Preferred Stock or any Dividend Payment Date to but excluding the next Dividend Payment Date is a “Dividend Period.” Dividends on each share of

Series A 8% Convertible Preferred Stock will accrue on the Original Issue Price for each related Dividend Period at a rate equal to 8% per annum. The form of dividend payments to each holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date (the “Dividend Notice Period”), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Corporation, in cash or shares of Common Stock which shall be valued at the Dividend Conversion Rate, (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued at the Dividend Conversion Rate (as defined in Section 4(b)), (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Registration Statement has been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock which shall be valued at the Dividend Conversion Rate, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then, at the election of such Holder, such dividends shall accrue to the next Dividend Payment Date or shall be accreted to, and increase, the outstanding Original Issue Price.

(b)        The number of shares of Common Stock payable under this Section shall be the quotient of amount of the cash dividend per share of Series A 8% Convertible Preferred Stock calculated under Section 4(a) divided by the Market Price determined as of the Dividend Payment Date (the “Dividend Conversion Rate” and such shares of Common Stock, the “Dividend Conversion Shares”).

(c)        Any accrued and unpaid dividends payable under Section 4(a) which are not paid within five Business Days of such accrued and unpaid dividends’ Dividend Payment Date shall bear interest at the rate of 13% per annum from such Dividend Payment Date until the dividend is paid in full. Such additional interest shall be paid in cash or Common Stock in the manner set forth in Section 4(a) or Section 4(b).

(d)        No distribution shall be made with respect to the Common Stock or the Series A 8% Convertible Preferred Stock (except for the dividend permitted this Section 4) until all accumulated dividends have been declared and paid on the Series A 8% Convertible Preferred Stock. After the payment of the dividends described in this Section 4, the Board of Directors may declare and pay dividends on Common Stock; provided, however, that any dividend declared on the Common Stock shall be paid on a pro rata basis to holders of Common Stock and Series A 8% Convertible Preferred Stock on an as-converted basis.

5.         Liquidation Rights.   Upon the voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, the Corporation shall designate a time period (which shall not be less than ten business days) during which the holders of Series A 8% Convertible Preferred Stock may exercise their rights to convert all or a portion of their Series A 8% Convertible Preferred Stock into Common Stock as set forth in Section 7. Each holder of Series A 8% Convertible Preferred Stock that does not exercise its rights to convert shall be entitled to receive out of the assets of the Corporation, for each share of Series A 8% Convertible Preferred Stock, cash in an amount equal to (i) the Original Issue Price plus (ii) all accrued but unpaid dividends on the share, before any payment or distribution shall be made on the Junior Stock, but after payment of all outstanding indebtedness and all amounts due on liquidation, dissolution or winding-up in respect of all preferred stock of the Corporation which by its terms is senior to the Series A 8% Convertible Preferred Stock, if any. After the payment to the holders of Series A 8% Convertible Preferred Stock of the full preferential amounts set forth above, the holders of Series A 8% Convertible Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation. Shares of Series A 8% Convertible Preferred Stock shall not be entitled to participate in the liquidation as shares of Common Stock without first foregoing the Series A 8% Convertible Preferred Stock liquidation preference. If the assets of the Corporation available for distribution to the holders of Series A 8% Convertible Preferred Stock upon any liquidation, dissolution or winding-up of the Corporation are insufficient to pay the full preferential amount to which the holders of Series A 8% Convertible Preferred Stock are entitled, then the holders of Series A 8% Convertible Preferred Stock shall share in such distribution of assets pro rata in accordance with the amount that would be payable on such distribution if the amounts to which the holders of Series A 8% Convertible Preferred Stock were entitled were paid in full.

For purposes of this Section 5, a merger or other corporate reorganization in which the Corporation’s stockholders shall receive cash or securities of another corporation or entity (except in connection with a consolidation or merger in which the holders of voting stock of the Corporation immediately before the consolidation or merger will in the aggregate own more than 50% of the voting shares of the continuing or surviving corporation after the consolidation or merger) or any transaction in which all or substantially all of the assets of the Corporation are sold shall be treated as a liquidation for purposed of the liquidation preference contained in this Section 5. Prior to the consummation of such transaction, the Corporation shall designate a time period (which shall not be less than ten business days) during which the holders of Series A 8% Convertible Preferred Stock may exercise their rights to convert all or a portion of their Series A 8% Convertible Preferred Stock into Common Stock as set forth in Section 7.

6.         Voting Rights.

(a)        Generally.   Except as otherwise required by Delaware law or as expressly provided in this Certificate of Designation or the Certificate of Incorporation, the holders of Series A 8% Convertible Preferred Stock shall not have any voting rights. With respect to any matter on which the holders of Common Stock shall be entitled to vote, the holders of shares of Series A 8% Convertible Preferred Stock shall vote together with the holders of Common Stock, and not as a separate class, and each share of Series A 8% Convertible Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion, subject to the Ownership Limitation Percentage (as defined in Section 10).

(b)        Certain Actions.   In addition to the voting rights described in Section 6(a) above, so long as at least 25% of the aggregate number of originally-issued shares of Series A 8% Convertible Preferred Stock are outstanding, the Corporation will not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A 8% Convertible Preferred Stock, voting as a separate class, (i) take any action that creates any new class or series of equity securities or any other security convertible into equity securities ranking senior or pari passu to the Series A 8% Convertible Preferred Stock with respect to redemption, voting, dividends, or liquidation rights; (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner that is adverse to the relative rights, preferences, qualifications, limitation or restrictions of the Series A 8% Convertible Preferred Stock; (iii) declare or pay a dividend or distribution on any securities of the Corporation prior to the payment of the dividends required by this Certificate of Designation to the holders of Series A 8% Convertible Preferred Stock; (iv) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (v) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (vi) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Stock, other than as to (x) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (y) repurchases of Common Stock or Convertible Securities of departing officers and directors of the Corporation, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors; or (vii) approve any of the actions set forth in the second paragraph of Section 5.

7.         Optional Conversion by Holder. The Series A 8% Convertible Preferred Stock shall be convertible into Common Stock of the Corporation as follows:

  (a)        Optional Conversion. Subject to and upon compliance with the provisions of this Section 7, the holder of any shares of Series A 8% Convertible Preferred Stock shall have the right at such holder’s option, at any time or from time to time, to convert shares of Series A 8% Convertible Preferred Stock into such number of shares of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price, multiplied by the number of shares of Series A 8% Convertible Preferred Stock being converted (the “Conversion Shares”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Series A 8% Convertible Preferred Stock owned prior to the conversion at issue, the number of shares of Series A 8% Convertible Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of

Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A 8% Convertible Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A 8% Convertible Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A 8% Convertible Preferred Stock promptly following the Conversion Date at issue. Shares of Series A 8% Convertible Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(b)        Mechanics of Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting holder (A) a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Series A 8% Convertible Preferred Stock (including, if the Corporation has given continuous notice pursuant to Section 4(a) for payment of dividends in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Corporation, shares of Common Stock representing the payment of accrued dividends otherwise determined pursuant to Section 3(a) but assuming that the Dividend Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Corporation and excluding for such issuance the condition that the Corporation deliver the Dividend Share Amount as to such dividend payment prior to the commencement of the Dividend Notice Period), and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 7 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(c)        Failure to Deliver Certificates.     If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable holder by the Share Delivery Date, the holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the holder any original Series A 8% Convertible Preferred Stock certificate delivered to the Corporation and the holder shall promptly return to the Corporation the Common Stock certificates issued to such holder pursuant to the rescinded Conversion Notice.

(d)        Obligation Absolute; Partial Liquidated Damages.    The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A 8%

Convertible Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such holder. In the event a holder shall elect to convert any or all of its Series A 8% Convertible Preferred Stock, the Corporation may not refuse conversion based on any claim that such holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to holder, restraining and/or enjoining conversion of all or part of the Series A 8% Convertible Preferred Stock of such holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such holder in the amount of 150% of the aggregate Original Issue Price of the Series A 8% Convertible Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates pursuant to Section 7(b) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Series A 8% Convertible Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered or Holder rescinds such conversion.

(e)        Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the holder, if the Corporation fails for any reason to deliver to a holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 7(b), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount, if any, by which (x) such holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series A 8% Convertible Preferred Stock equal to the number of shares of Series A 8% Convertible Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 7(b). For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A 8% Convertible Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice indicating the amounts payable to such holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A 8% Convertible Preferred Stock as required pursuant to the terms hereof

(f)        Transfer Taxes and Expenses.  The issuance of certificates for shares of the Common Stock on conversion of this Series A 8% Convertible Preferred Stock shall be made without charge to any holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holders of such shares of Series A 8% Convertible Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

(g)        Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A 8% Convertible Preferred Stock. If more than one share of Series A 8% Convertible Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A 8% Convertible Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A 8% Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to (i) that fractional interest multiplied by (ii) the sum of (A) the Original Issue Price plus (B) any dividends on such share of Series A 8% Convertible Preferred Stock which such holder is entitled to receive, but has not yet received.

8.         Optional Conversion by the Corporation.

(a)        Optional Conversion. If, at any time, the VWAP for the 30 Trading Days immediately preceding such date calculated by adding up the dollars traded for every transaction on each Trading Day (price multiplied by the number of shares traded) and then dividing by the total shares traded for the Trading Day exceeds 300% of the Conversion Price (which is $2.25 as of the Initial Issue Date) and the average daily trading volume exceeds 150,000 shares subject to adjustment for forward and reverse stock splits and the like) for 30 consecutive Trading Days (“Threshold Period”), the Corporation may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to all holders (“Company Conversion Notice” and the date such notice is delivered to all Holders, the “Company Conversion Notice Date”), to convert all or a portion of the shares of Series A 8% Convertible Preferred Stock into such number of shares of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price, multiplied by the number of shares of Series A 8% Convertible Preferred Stock being converted. The “Conversion Date” for purposes of Section 7 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Company Conversion Date”). If only a portion of Series A 8% Convertible Preferred Stock then outstanding is to be converted, the Corporation shall select the shares to be converted in whatever reasonable manner its Board of Directors determines; provided, however that, subject to the next sentence, such selection shall be pro rata among the holders of the Series A 8% Convertible Preferred Stock. Notwithstanding the foregoing, if the Equity Conditions have not been met during the applicable Threshold Period through and including the later of the Company Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the holders pursuant to the Company Conversion Notice, the Corporation’s right to deliver a Company Conversion Notice and convert such shares of Series A 8% Convertible Preferred Stock held by such holder shall be suspended. For purposes of clarification, a conversion pursuant to this Section shall be subject to all of the provisions of Section 7 and Section 10, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

(b)        Procedural Requirements.  The Corporation shall send the Company Conversion Notice to all holders of record of shares of Series A 8% Convertible Preferred Stock that are converted pursuant to Section 8(a). Upon receipt of such notice, each holder of shares of Series A 8% Convertible Preferred Stock being converted shall surrender his, her or its certificate or certificates for all such shares of Series A 8% Convertible Preferred Stock (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. All rights with respect to the Series A 8% Convertible Preferred Stock that are converted pursuant to Section 8(a), including the rights, if any, to receive dividends, receive notices and vote (other than as a holder of Common Stock), will terminate upon the Company Conversion Date. As soon as practicable after the conversion and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A 8% Convertible Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions of Section 8(a), together with cash as provided in Section 7(b) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and the payment of any declared but unpaid dividends on the Series A 8% Convertible Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A 8% Convertible Preferred Stock, and a cash adjustment shall be paid for such fractional shares as set forth in Section 7(b).

9.         Adjustments to Conversion Price.

(a)        Adjustment for Stock Splits and Combinations. If at any time or from time to time after the date that the first share of Series A 8% Convertible Preferred Stock is issued (the “Original Issue Date”) the Corporation effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A 8% Convertible Preferred Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A 8% Convertible Preferred Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately increased. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)        Adjustment for Common Stock Dividends and Distributions. If at any time from time to time after the Original Issue Date the Corporation pays a dividend or other distribution in additional shares of Common Stock to the holders of Common Stock, the Conversion Price in effect immediately before the dividend or distribution shall be decreased as follows:

(i)        The Conversion Price shall be adjusted by multiplying the Conversion Price then in effect by a fraction equal to:

(1)        a numerator which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(2)        the denominator which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

(ii)        If the Corporation fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

(iii)      If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted to reflect the actual payment of such dividend or distribution.

(c)        Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A 8% Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 9), in any such event each holder of Series A 8% Convertible Preferred Stock shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A 8% Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(d)        Reorganizations, Mergers or Consolidations.  If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A 8% Convertible Preferred Stock, the holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 10 on the conversion of this Series A 8% Convertible Preferred Stock), the number of shares of

Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series A 8% Convertible Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 10 on the conversion of this Series A 8% Convertible Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A 8% Convertible Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 9(d) pursuant to written agreements in form and substance reasonably satisfactory to the holder and approved by the holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series A 8% Convertible Preferred Stock, deliver to the holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series A 8% Convertible Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series A 8% Convertible Preferred Stock (without regard to any limitations on the conversion of this Series A 8% Convertible Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series A 8% Convertible Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor

Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(e)        Adjustments for Dilutive Issues.

(i)        Special Definitions. For purposes of Section 9(e), the following definitions shall apply:

(1)        “Option”  shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(2)        “Convertible Securities”  shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(3)        “Additional Shares of Common Stock”  shall mean all shares of Common Stock issued (or, pursuant to Section 9(e)(ii), deemed to be issued) by the Corporation after the Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(A)       shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on the Series A 8% Convertible Preferred Stock;

(B)       shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 9(a) through Section 9(d);

(C)       shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(D)       shares of Common Stock, Options or Convertible Securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors of the Corporation; or

(E)        shares of Common Stock, Options or Convertible Securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors of the Corporation.

(ii)       Deemed Issue of Additional Shares of Common Stock.

(1)        If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2)        If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 9(e)(iii), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this Section 9(e)(ii)(2) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(3)        If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 9(e)(iii) (either because the consideration per share (determined pursuant to Section 9(e)(iv)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Price then in effect, or because such Option or Convertible Security was issued before the Original Issue Date), are revised after the Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 9(e)(ii)(1) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(4)        If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 9(e)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (2) and (3) of this Section 9(e)(ii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 9(e)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iii)      Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 9(e)(ii)), without consideration or for a consideration per share less than the applicable Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to the consideration per share received by the Corporation for such issue or deemed issue of the Additional Shares of Common Stock; provided that if such issuance or deemed issuance was without consideration, then the Corporation shall be deemed to have received an aggregate of $.001 of consideration for all such Additional Shares of Common Stock issued or deemed to be issued.

(iv)       Determination of Consideration. For purposes of this Section 9(e)(iv), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)       Cash and Property. Such consideration shall:

(A)      insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(B)      insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(C)      in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Corporation.

(2)       Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 9(e)(ii), relating to Options and Convertible Securities, shall be determined by dividing

(A)      the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B)       the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(v)        Multiple Closing Dates.  In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 9(e)(iii), then, upon the final such issuance, the Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

(f)        Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 9(b) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete conversion of such holder’s Series A 8% Convertible Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Ownership Limitation Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the holder’s right to participate in any such Purchase Right would result in the holder exceeding the Ownership Limitation Percentage, then the holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the holder until such time, if ever, as its right thereto would not result in the holder exceeding the Ownership Limitation Percentage).

10.        Beneficial Ownership Limitation.  Notwithstanding anything in this Certificate of Designation to the contrary, the right of the holder to convert the Series A 8% Convertible Preferred Stock shall be subject to a 4.99% limitation, with the result that the Corporation shall not effect any conversion of the Series A 8% Convertible Preferred Stock, and the holder shall not have the right to convert any portion of the Series A 8% Convertible Preferred Stock, to the extent that after giving effect to such conversion, the holder (together with the holder’s Affiliates) would beneficially own in excess of 4.99% (the “Ownership Limitation Percentage”) of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder of Series A 8% Convertible Preferred Stock (together with the holder’s Affiliates) shall include the number of shares of Common Stock issuable upon conversion of the Series A 8% Convertible Preferred Stock for which determination is being made under this Section 9(e)(v), but shall exclude the number of shares of Common Stock issuable upon (A) conversion of the remaining unconverted shares of Series A 8% Convertible Preferred Stock beneficially owned by such holder and its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation. Except as set forth in the preceding sentence, for purposes of this Certificate of Designation, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and Regulation 13d-3 thereunder. By written notice to the Corporation, a holder of Series A 8% Convertible Preferred Stock may increase or decrease the Ownership Limitation Percentage to any percentage not in excess of 9.99% as specified in such notice; provided that any such increase will not be effective until the 61st day after such notice is delivered to the Corporation and any such increase or decrease will apply only to the requesting holder and not to any other holder of Series A 8% Convertible Preferred Stock.

11.        Reservation of Shares.  The Corporation shall reserve at all times so long as any shares of Series A 8% Convertible Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series A 8% Convertible Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A 8% Convertible Preferred Stock.

12.        Report or Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the conversion of shares of Series A 8% Convertible Preferred Stock, the Corporation at its expense will promptly deliver a certificate of the Chief Financial Officer showing in reasonable detail the computation of such adjustment or readjustment in accordance with the terms of this Certificate of Designation. The Corporation shall also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Corporation will forthwith (and in any event not later than 30 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder, and will, upon the written request at any time of a holder, furnish to such holder a like report setting forth the Conversion Price at the time in effect and showing how it was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each holder or any prospective purchaser of shares of Series A 8% Convertible Preferred Stock designated by the holder thereof.

13.        Notices of Corporate Action.  In the event of (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than the regularly-scheduled dividends described in Section 2(bb) of this Certificate of Designation), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any consolidation or merger involving the Corporation and any other person or any transfer of all or substantially all the assets of the Corporation to any other person; or (iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; then the Corporation will deliver to each holder of the Series A 8% Convertible Preferred Stock a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be furnished at least 20 days prior to the date therein specified; provided, however, if such date is prior to a public announcement relating to the events set forth and on such date the Corporation is either bound by an agreement with a third party of confidentiality with respect to the corporate action the subject of this Section 13, or the Corporation’s securities are traded or quoted on any recognized national securities exchange or quotation system, then such notice shall be provided to each holder of the Series A 8% Convertible Preferred Stock simultaneously with the notice provided to the Corporation’s stockholders.

14.        Governing Law.        All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

15.       Severability of Provisions.    Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under application law.

16.       No Other Rights or Preferences.  The Series A 8% Convertible Preferred Stock shall have no other rights or preferences other than set forth in this Certificate of Designation.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation on behalf of the Corporation as of the          day of                         , 2013.

PROVECTUS BIOPHARMACEUTICALS, INC.

By:

Name:	Peter R. Culpepper
Title:	Chief Financial Officer and Chief Operating Officer

APPENDIX G

Form of Provectus-Delaware Bylaws

BYLAWS

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

(the “Corporation”)

ARTICLE I

OFFICES

1.1        Registered Office. The address of the registered office of this Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Zip Code 19904, and the name of the registered agent of this Corporation in the State of Delaware at such address is National Registered Agents, Inc.

1.2        Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

CORPORATE SEAL

2.1        Corporate Seal. The Corporation may have a corporate seal, which may be adopted or altered at the pleasure of the Board of Directors, and the Corporation may use such seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE III

STOCKHOLDERS’ MEETINGS

3.1        Place of Meetings. Meetings of the stockholders of the Corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 1.2 hereof.

3.2        Annual Meetings.

(a)        The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice with respect to such meeting; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in the following subsection (b), who is entitled to vote at the meeting and who complied with the notice procedures set forth below in this Section 3.2.

(b)        At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 3.2(a)(iii) above, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under Delaware General Corporation Law (“DGCL”), and (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined below in Section 3.2(d)(iii)(C)(2)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law or the Certificate of Incorporation or these Bylaws to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice.

(c)        To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event (i) the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, (ii) no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting, or (iii) the Corporation did not hold an annual meeting in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d)        Such stockholder’s notice shall set forth:

   (i)          as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

   (ii)         as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

   (iii)        as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

 (A)      the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner,

 (B)(1) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and such beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation, (4) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security) held directly or indirectly by such stockholder and such beneficial owner, (5) any rights to dividends on the shares of the Corporation owned beneficially and of record by such stockholder and such beneficial owner that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that such stockholder or such beneficial owner is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, in each case including without limitation any such interests held by members of such stockholder’s or such beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date),

(C)    any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder,

(1)        a description of all arrangements or understandings between the stockholder or beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, and

(2)        whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law or the Certificate of Incorporation or these Bylaws to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(e)        Notwithstanding anything in Section 3.2(c) of these Bylaws (as the same may be amended and/or restated from time to time, the “Bylaws”) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting (or, if the annual meeting is held more than thirty (30) days before or thirty (30) days after such anniversary date, at least seventy (70) days prior to such annual meeting) a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(f)        Only such persons who are nominated in accordance with the procedures set forth in this Section 3.2 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 3.2. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(g)        Notwithstanding the foregoing provisions of this Section 3.2, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(h)        For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Reuters or comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

3.3        Special Meetings.

(a)        Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office.

(b)        If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, to the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the Secretary shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 3.4 of these Bylaws. Nothing contained in this subsection (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

(c)        Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3.3(c). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice otherwise required by Section 3.2 of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d)        Unless the Corporation’s Certificate of Incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”) provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the directors then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

3.4        Notice Of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour of the meeting, the means of remote communication(s), if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting (as authorized by the Board of Directors in its sole discretion pursuant to Section 211(a)(2) of the DGCL), and, in the case of a special meeting, the purpose or purposes of the meeting. Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation and otherwise is given when delivered. Notice of the time, place, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission.

3.5        Quorum. At all meetings of stockholders, except where otherwise provided by statute, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of votes cast at the meeting shall be the act of such class or classes or series.

3.6        Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person or represented by proxy at the meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communication(s), if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting (as authorized by the Board of Directors in its sole discretion pursuant to Section 211(a)(2) of the DGCL), are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

3.7        Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 7.4 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with the DGCL. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

3.8        Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the DGCL. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of clauses (b) and (c) shall be a majority or even-split in interest.

3.9        List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 3.9 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

3.10        No Action Without Meeting. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may not be taken without a meeting.

3.11        Organization.

(a)        At every meeting of stockholders, (i) the Chairman of the Board of Directors or, if a Chairman of the Board of Directors has not been appointed or is absent, (ii) the Chief Executive Officer or, if the Chief Executive Officer is absent, (iii) the President or, if the President is absent, (iv) such person as the Chairman of the Board of Directors shall appoint or, if such Chairman has not been appointed, (v) any officer of the Corporation chosen by the Board of Directors, shall act as chairman of the meeting. The Secretary, or, in his absence, such person appointed by the chairman of the meeting, shall act as secretary of the meeting.

(b)        The Board of Directors shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the Corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board of Directors may designate one (1) or more persons as alternate inspector(s) to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the DGCL or other applicable law.

(c)        The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

4.1        Number and Term of Office. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders unless so required by the Certificate of Incorporation.

4.2        Powers. The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

4.3        Classes of Directors.

(a)        Directors need not be stockholders unless so required by the Certificate of Incorporation. The Certificate of Incorporation or these Bylaws may prescribe other qualifications for directors.

(b)        Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

4.4        Vacancies. Unless otherwise provided in the Certificate of Incorporation and subject to the rights of the holders of any series of preferred stock then outstanding, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 4.4 in the case of the death, removal, disqualification or resignation of any director.

4.5        Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

4.6        Removal. Subject to the rights of the holders of any series of preferred stock then outstanding, any one or more or all of the directors may be removed from the Board of Directors, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors, voting together as a single class. For purposes of this Article IV, “cause” shall mean, with respect to any director, (i) the willful failure by such director to perform, or the gross negligence of such director in performing, the duties of a director, (ii) the engaging by such director in willful or serious misconduct that is injurious to the Corporation or (iii) the conviction of such director of, or the entering by such director of a plea of nolo contendere to, a crime that constitutes a felony.

4.7        Meetings.

(a)        Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b)        Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board of Directors, the Chief Executive Officer, or a majority of the directors then in office.

(c)        Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment pursuant to which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)        Notice of the time and place of all special meetings of the Board of Directors shall be given to each director (i) by giving notice to such director in person or by telephone, including a voice messaging system or other system designed to record and communicate messages, during normal business hours, at least twenty-four (24) hours before the meeting, (ii) by sending a telegram or delivering notice by facsimile transmission, by electronic mail or by hand, to such director at his last known business or home address, during normal business hours, at least twenty-four (24) hours before the meeting, or (iii) by mailing notice, via first class United States mail, to such director at his last known business or home address at least three (3) days in advance of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Notice of a special meeting of the Board of Directors need not specify the purpose of the meeting.

(e)        The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission.

4.8        Quorum And Voting.

(a)        Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the directors then in office. In the event one or more directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the total number of directors constitute a quorum. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)        At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

4.9        Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

4.10        Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, or any committee thereof, including, if so approved by resolution of the Board of Directors or such committee, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

4.11        Committees.

(a)        The Board of Directors may, from time to time, appoint such committees as may be permitted by law. Such committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but no committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any provision of these Bylaws.

(b)        The Board of Directors, subject to any requirements of any outstanding series of preferred stock and the provisions of subsections (a) and (b) of this Section 4.11, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c)        Unless the Board of Directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Section 4.11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

4.12        Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman of the Board of Directors has not been appointed or is absent, the Chief Executive Officer (if a director), or if the Chief Executive Officer is absent, the President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, such person appointed by the chairman of the meeting, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

5.1        Officers Designated. The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors or a committee thereof.

5.2        Tenure And Duties Of Officers.

(a)        All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors, subject to the rights, if any, of an officer under contract of employment. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)        The Chairman of the Board of Directors, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and stockholders and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. If there is no Chief Executive Officer or President, then the Chairman of the Board of Directors shall also be the Chief Executive Officer of the Corporation and as such shall also have the powers and duties prescribed in Section 5.2(c) below.

(c)        Subject to such supervisory powers, if any, as the Board of Directors may give to the Chairman of the Board of Directors, the Chief Executive Officer, if any, shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and affairs of the Corporation and shall report directly to the Board of Directors. All other officers, officials, employees and agents shall report directly or indirectly to the Chief Executive Officer. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of a Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the Board of Directors.

(d)        In the absence or disability of the Chief Executive Officer, the President shall perform all the duties of the Chief Executive Officer. When acting as the Chief Executive Officer, the President shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President shall have such other powers and perform such other duties as from time to time may be prescribed for him by the Board of Directors, these Bylaws, the Chief Executive Officer or the Chairman of the Board of Directors.

(e)        In the absence or disability of the President, the Vice President(s), if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice President(s) shall have such other powers and perform such other duties as form time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the Chairman of the Board of Directors, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

(f)        The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation, or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders, the Board of Directors and any committee(s) of the Board of Directors, required to be given by law or by these Bylaws. The Secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

(g)        The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital and retained earnings.

The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors or Chief Executive Officer. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the Board of Directors and Chief Executive Officer, or in the absence of a Chief Executive Officer, the President, whenever they request, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws. In lieu of any contrary resolution duly adopted by the Board of Directors, the Chief Financial Officer shall also be the Treasurer of the Corporation.

(h)        The Assistant Secretary(ies), if any, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

(i)        The Assistant Treasurer(s), if any, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Chief Financial Officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

5.3        Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

5.4        Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Chief Executive Officer or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

5.5        Removal. Subject to the rights, if any, of an officer under contract of employment, any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

OF SECURITIES OWNED BY THE CORPORATION

6.1        Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

6.2        Voting Of Securities Owned By The Corporation. All stock and other securities of other Corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

7.1        Form And Execution Of Certificates. Shares of stock of the Corporation shall be represented by certificates, or shall be uncertificated. Certificates for the shares of stock of the Corporation, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificate shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

7.2        Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the Corporation in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

7.3        Transfers.

(a)        Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)        The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.4        Fixing Record Dates.

(a)        In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)        In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

7.5        Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

8.1        Execution Of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 7.1), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal, if any, may be impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and, if applicable, attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE IX

DIVIDENDS

9.1        Declaration Of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

9.2        Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

10.1        Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

11.1        Right To Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 11.3, the Corporation shall not be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person unless the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

11.2        Pre-Payment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article XI or otherwise.

11.3        Claims. If a claim for indemnification (following the final disposition of the Proceeding with respect to which indemnification is sought, including any settlement of such Proceeding) or advancement of expenses under this Article XI is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under this Article XI and applicable law.

11.4        Non-Exclusivity Of Rights. The rights conferred on any Covered Person by this Article XI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of the Certificate of Incorporation, these Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

11.5        Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article XI, the DGCL or otherwise.

11.6        Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article XI after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

11.7        Saving Clause. If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent to the fullest extent not prohibited by any applicable portion of this Article XI that shall not have been invalidated, or by any other applicable law. If this Article XI shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director, officer, employee and agent to the fullest extent under any other applicable law.

ARTICLE XII

NOTICES

12.1        Notices.

(a)        Written notice to stockholders of stockholder meetings shall be given as provided in Section 3.4 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b)        Notice to directors of special meetings shall be given as provided in Section 4.7(d) herein. Subject to the preceding sentence and except as expressly stated otherwise herein, notice may otherwise be given by the methods stated in subsection (a) above.

(c)        An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)        It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more recipients, and any other permissible method or methods may be employed in respect of any other or others.

(e)        Whenever notice is required to be given, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event the action taken by the Corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f)        Whenever notice is required to be given, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (i) notice of two (2) consecutive annual meetings, or (ii) all, and at least two (2), payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any actions or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate need not state that the Corporation did not give notice to persons not required to be given notice pursuant to Section 230(b) of the DGCL. The exception in clause (i) above to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

(g)        Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall be deemed to have been given if such stockholder fails to object in writing to the Corporation within 60 days of having been given notice by the Corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the Corporation.

(h)        Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission previously consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Notice given pursuant to the above paragraph shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) if by a posting on an electronic network together with a separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or Assistant Secretary, the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall in the absence of fraud, be prima facie evidence of the facts stated therein.

For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. This Section 12.1 shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (attachment of shares of stock) of the DGCL.

ARTICLE XIII

AMENDMENTS

13.1        Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE XIV

RECORDS AND REPORTS

14.1        Maintenance And Inspection Of Records.

(a)        The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws, minute books, accounting books and other records. Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the DGCL. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

(b)        Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

14.2        Inspection By Directors. Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE XV

CONSTRUCTION

15.1        Construction. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these Bylaws. The singular number includes the plural, and the plural number includes the singular. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine and/or neuter, as the identity of the person or persons so designated may require.

Adopted as of                         , 2013.

APPENDIX H

NEVADA DISSENTER’S RIGHTS STATUTES

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, p.2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, p.2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, p.2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, p.2087; Amended by 1999, p.1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, p.2087; Amended by 2009, c. 361, § 64)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, p.2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, p.2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, p.2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, p.2087; Amended by 2009, c. 361, § 65)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, p.2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, p.2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, p.2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, p.2087; Amended by 2001, c. 601, § 59, eff. June 15, 2001; 2001, c. 296, § 135, eff. Aug. 1, 2001; 2003, c. 485, § 258, eff. Oct. 1, 2003; 2005, c. 459, § 46; 2007, c. 456, § 45; 2009, c. 361, § 66; 2011, c. 455, § 100)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, p.2088; Amended by 2009, c. 361, § 67; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, p.2089; Amended by 2009, c. 361, § 68)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are , are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A. 300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, p.2089; Amended by 1997, p.730; 2009, c. 361, § 69; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, p.2089; Amended by 1999, p.1631; 2005, c. 459, § 47; 2009, c. 361, § 70; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, p.2089; Amended by 2005, c. 459, § 48; 2009, c. 361, § 71; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, p.2090; Amended by 1997, p.730; 2003, c. 485, § 259, eff. Oct. 1, 2003; 2009, c. 361, § 72)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, p.2090. Amended by 2009, c. 361, § 73)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter. (Added to NRS by 1995, p.2090; Amended by 2007, c. 480, § 168, eff. July 1, 2008; 2009, c. 361, § 74; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, p.2091; Amended by 2009, c. 361, § 75; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, p.2091; Amended by 2009, c. 361, § 76)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, p.2091; Amended by 2007, c.480, § 169, eff. July 1, 2008; 2009, c. 361, § 77; 2011, c. 455, § 101; Ch. 281, 2013, eff. Oct. 1, 2013)

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, p.2092; Amended by 2009, c. 361, § 78)

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

A Special Meeting of Stockholders of Provectus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), will be held at the law offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company’s counsel, located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919, on Monday, December 16, 2013, beginning at 4:00 p.m. Eastern Standard Time. The undersigned hereby acknowledges receipt of the combined Notice of Special Meeting of Stockholders and Proxy Statement dated November 15, 2013, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and H. Craig Dees, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock, 8% convertible preferred stock and Series A 8% convertible preferred stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted “FOR” each of Proposals 1 and 2.

(continued on reverse side)

▲  FOLD AND DETACH HERE  ▲

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

November 15, 2013

Dear Stockholder:

It is a great pleasure to have this opportunity to provide you the Proxy Statement for our Special Meeting of Stockholders. The Proxy Statement provides you with information relating to the business to be conducted at the Special Meeting on December 16, 2013.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

Sincerely,

Craig

H. Craig Dees, Ph.D.

Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned’s instructions set forth herein. If no instructions are provided, this proxy will be voted “FOR” each of Proposals 1 and 2.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 1 AND 2.

PROPOSAL 1 - To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to change our name from Provectus Pharmaceuticals, Inc. to Provectus Biopharmaceuticals, Inc.

☐ FOR ☐ AGAINST ☐ ABSTAIN

PROPOSAL 2 - To approve the Reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion.

☐ FOR ☐ AGAINST ☐ ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned’s shares in accordance with their best judgment.

Date: , 20

☒	Please mark your votes as indicated in this example.
Signature of stockholder

Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

▲   FOLD AND DETACH HERE  ▲

Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.